Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-29-2006	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		8/17/2006
2	Payment Date		8/21/2006
3	Collection Period	7/2/2006	7/29/2006	28
4	Monthly Interest Period - Actual	7/20/2006	8/20/2006	32
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	50,327,731.27	—	43,994,344.48	6,333,386.79	0.0150795
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$890,720,989.27	$—	$43,994,344.48	$846,726,644.79

12	Total Securitization Value	$1,685,393,258.00	$924,428,855.27			$880,434,510.79

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	147,628.01	2.9333333	44,141,972.49	877.0904505
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		2,249,711.35		46,244,055.83

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	17,059,670.38
18	Sales Proceeds - Early Terminations	12,760,229.60
19	Sales Proceeds - Scheduled Terminations	17,889,728.03
20	Security Deposits for Terminated Accounts	109,700.00
21	Excess Wear and Tear Received	104,326.89
22	Excess Mileage Charges Received	171,507.51
23	Other Recoveries Received	573,963.56

24	Subtotal: Total Collections	48,669,125.97

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	240,111.83

28	Total Available Funds, prior to Servicer Advances	48,909,237.80

29	Servicer Advance	—

30	Total Available Funds	48,909,237.80

31	Reserve Account Draw	—
32	Available for Distribution	48,909,237.80

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		770,357.38
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		2,249,711.35
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	45,884,169.08
46	Regular Principal Distribution Amount	43,994,344.48
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		43,994,344.48
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		1,889,824.60

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-29-2006	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	705,327,731.27
52	Less: Aggregate Securitization Value (End of Collection Period)	(880,434,510.79)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	705,327,731.27
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(661,333,386.79)

58	Regular Principal Distribution Amount	43,994,344.48

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	880,434,510.79
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	661,333,386.79

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	48,909,237.80
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	770,357.38
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	2,249,711.35
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	45,884,169.08
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	45,884,169.08
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		73,577.02

85	Subtotal: Reserve Fund Available for Distribution		16,927,509.60
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,927,509.60
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		73,577.02

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,187	20,216,925.97
94a	Less: Sales Proceeds for Current Month Scheduled Terminated Units		(17,969,853.03)
94b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminated Units		(522,980.56)
95	Less: Excess Wear and Tear Received		(104,326.89)
96	Less: Excess Mileage Received		(171,507.51)

97	Current Period Net Residual Losses/(Gains)	1,187	1,448,257.98

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	12,581	23,114,892.21
100	Current Period Net Residual Losses (Item 97)	1,187	1,448,257.98

101	Ending Cumulative Net Residual Losses	13,768	24,563,150.19

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.46%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-29-2006	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	880,434,511
105	Number of Current Contracts		72,157	46,235
106	Weighted Average Lease Rate		3.59%	3.52%
107	Average Remaining Term		27.48	12.68
108	Average Original Term		42.98	43.50
109	Monthly Prepayment Speed			80.49%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	48,203	1,001,702,010	924,428,855
111	Depreciation/Payments		(15,494,512)	(10,892,635)
112	Gross Credit Losses	(25)	(543,486)	(575,871)
113	Early Terminations	(756)	(13,002,290)	(12,308,913)
114	Scheduled Terminations	(1,187)	(21,425,776)	(20,216,926)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	46,235	951,235,946	880,434,511

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	48,508	868,274,769	98.62%
119	31 - 90 Days Delinquent	666	11,093,642	1.26%
120	90+ Days Delinquent	61	1,066,100	0.12%

121	Total	46,235	880,434,511	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		25	575,871
124	Aggregate Liquidation Proceeds on charged-off units			(409,483)
125	Recoveries on charged-off units			(9,197)

126	Current Period Aggregate Net Credit Losses/(Gains)		25	157,192

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		532	3,704,387
129	Current Period Net Credit Losses (Item 119)		25	157,192

130	Ending Cumulative Net Credit Losses		557	3,861,578

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.23%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-29-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
09/20/2006	45,146,588
10/20/2006	40,062,345
11/20/2006	40,920,598
12/20/2006	43,010,312
01/20/2007	44,392,398
02/20/2007	37,552,427
03/20/2007	30,594,078
04/20/2007	32,012,653
05/20/2007	31,129,020
06/20/2007	24,933,721
07/20/2007	26,995,162
08/20/2007	31,800,823
09/20/2007	33,003,130
10/20/2007	37,528,221
11/20/2007	31,383,748
12/20/2007	29,281,002
01/20/2008	26,720,861
02/20/2008	20,711,996
03/20/2008	32,261,142
04/20/2008	42,553,776
05/20/2008	25,627,347
06/20/2008	30,663,172
07/20/2008	31,183,680
08/20/2008	21,412,838
09/20/2008	19,794,307
10/20/2008	18,615,896
11/20/2008	13,656,400
12/20/2008	19,216,762
01/20/2009	14,613,291
02/20/2009	710,552
03/20/2009	147,181
04/20/2009	161,715
05/20/2009	136,283
06/20/2009	155,427
07/20/2009	140,763
08/20/2009	213,324
09/20/2009	219,337
10/20/2009	400,190
11/20/2009	507,162
12/20/2009	620,377
01/20/2010	244,442
02/20/2010	63
Total:	880,434,511

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.